SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2019

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi	39443
(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

Sanderson Farms, Inc. (the “Registrant”) held its annual meeting of stockholders on February 14, 2019. At the meeting, the stockholders were requested to: (1) elect David Barksdale as a Class A Director to serve until the 2020 annual meeting, elect Edith Kelly-Green as a Class B Director to serve until the 2021 annual meeting and elect Fred L. Banks, Jr., Toni D. Cooley, Robert C. Khayat and Gail Jones Pittman as Class C Directors to serve until the 2022 annual meeting; (2) approve, in a non-binding advisory vote, the compensation of the Registrant’s Named Executive Officers; and (3) consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2019.

The following are the final voting results on proposals considered and voted upon at the meeting, which are more fully described in the Registrant’s proxy statement filed on January 11, 2019:

1.	The stockholders voted to re-elect the following directors by the votes set forth below:

Name	For	Withheld	Broker Non-Votes
David Barksdale	19,177,233	118,142	1,599,794
Edith Kelly-Green	19,178,450	116,926	1,599,794
Fred L. Banks, Jr.	18,785,496	509,879	1,599,794
Toni D. Cooley	18,931,069	364,306	1,599,794
Robert C. Khayat	18,930,872	364,503	1,599,794
Gail Jones Pittman	18,821,473	473,902	1,599,794

2.

The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the compensation of the Registrant’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed on January 11, 2019, by the votes set forth below (representing approval by 97.8% of the votes cast):

For	Against	Abstain	Broker Non-Votes
18,785,231	418,104	92,040	1,599,794

3.	The stockholders voted to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2019, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
20,680,739	118,715	95,716	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: February 19, 2019	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer